[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [Graphic Omitted]


                    MFS(R) GLOBAL ASSET
                    ALLOCATION FUND
                    ANNUAL REPORT o AUGUST 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 37
MFS' Year 2000 Readiness Disclosure ....................................... 39
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames



Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Joseph C. Flaherty, Jr.]
     Joseph C. Flaherty, Jr.

Dear Shareholders,
For the 12 months ended August 31, 1999, the Fund's Class A shares provided a total return of 12.29%, Class B shares 11.67%, Class C shares 11.65%, and Class I shares 12.73%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to returns over the same period of 39.83% for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance; 26.03% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
(EAFE) Index, an unmanaged index of international stocks; 0.80% for the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and 5.13% for the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. For the same period, the average global flexible portfolio fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 20.73%.

The Fund employs an investment process that is a blend of quantitative and fundamental research in an effort to deliver high risk-adjusted returns. The top-down asset allocation is based on an MFS-proprietary quantitative model that uses a set of valuation, macroeconomic, and technical factors to identify, and attempt to capitalize on, changing patterns of reward available in equity and fixed income markets around the world. Within each market, individual security selection is based on the long tradition of MFS Original Research(R).

As of August 31, 1999, the weightings were 28% in U.S. equities, 32% in international equities, 17% in international bonds, 2% in emerging market debt, 2% in U.S. high-yield bonds, and 19% in U.S. government bonds.

EQUITIES

The portfolio's performance has been hurt by our underweighting in both U.S. and international equities. At the beginning of the period, we were concerned about a continued sell-off prompted by the devaluation of the Russian ruble and about hedge fund problems, with both events contributing to investors' flight from equities to the safety of U.S. Treasury bonds. In 1999, we have been concerned about overvalued stocks, rising interest rates, and the narrowing of the market to a small group of overvalued stocks, particularly those in the S&P 500.

We did, however, start to see a broadening of the market in the spring. Our top sector at the end of August was technology. We like Cisco Systems, which helps supply the infrastructure needed for the Internet, Oracle Corp., a well-established database company that has been especially strong recently, and Intel Corp., which makes chips for personal computers. Our second-largest sector was utilities and communications, and in this sector we held a few foreign stocks such as Mannesmann, one of the strongest cellular phone companies in Germany, and NTT Mobile Communications, a Japanese wireless services company. We are closely watching valuations in the global equity markets. If interest rates or inflation begin to rise significantly, we could see equities falter, so we are defensively positioned with regard to stock investments.

INTERNATIONAL BONDS

We have been overweighted in the Japanese bond market, implemented through the use of futures contracts, which has been the best performer in its asset class for the first eight months of 1999. As we begin to see signs of strong overall growth in the European and Japanese equity markets, we will likely reduce our allocation to international bonds. On the corporate side, we like bonds issued by Telewest, which offers cable and telephone services to homes in the United Kingdom, and Colt Telecom, a U.K.-based telecommunications company. Europe was slower to deregulate these industries than the United States, but many companies are now increasing their bond issuance.

Our strategy for emerging market debt has been to move tactically in and out of these securities to try to capture the rallies: In March and April they did well, we moved out of them in May before they collapsed, and then we moved back in June.

U.S. HIGH-YIELD BONDS

This asset class has benefited the Fund thanks to a favorable environment of moderate U.S. economic growth and low inflation. This scenario, which we believe should continue, has allowed companies to boost revenue that they can then use to help to pay down debt and improve credit ratings. Within the high-yield sector, we emphasize better-quality companies whose securities are sufficiently liquid to allow us to execute our tactical asset allocation strategy. The telecommunications sector, specifically companies focused on expanding voice and data traffic via the Internet, has been strong. Our holding in Nextel Communications, in which Microsoft is an investor, contributed positively to performance.

U.S. GOVERNMENT BONDS

U.S. government bonds performed well in 1998, but have not performed well this year because of inflation concerns and a pair of rate increases by the Federal Reserve Board. We have been underweighted in U.S. government bonds for the better part of 1999, which has contributed positively to our performance year to date.

Looking ahead, our asset allocation will continue to be determined by the volatility in the U.S. equity market, in which people have been investing heavily. Should there be greater competition for capital and continued improvement in the economies of Europe and Japan, investors may look more toward them than the U.S. markets. There is also ongoing concern about rising interest rates. We believe following our discipline in the face of volatility may help us control downside risk.

    Respectfully,

/s/ Joseph C. Flaherty, Jr.

    Joseph C. Flaherty, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JOSEPH C. FLAHERTY, JR., IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP. HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL ASSET ALLOCATION FUND AND THE GLOBAL ASSET ALLOCATION SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

MR. FLAHERTY JOINED MFS AS A FIXED-INCOME QUANTITATIVE RESEARCH ASSOCIATE IN 1993 AND WAS NAMED QUANTITATIVE RESEARCH ANALYST AND ASSISTANT VICE PRESIDENT IN 1996. HE BECAME VICE PRESIDENT AND MANAGER OF THE QUANTITATIVE RESEARCH GROUP IN 1998 AND PORTFOLIO MANAGER IN 1999. MR. FLAHERTY EARNED A BACHELOR OF SCIENCE DEGREE FROM TUFTS UNIVERSITY IN 1984 AND AN M.B.A. DEGREE IN FINANCE FROM BENTLEY COLLEGE IN 1990.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS
                         IN EQUITY AND FIXED-INCOME SECURITIES, PLUS LOW SHARE
                         PRICE VOLATILITY AND RISK COMPARED TO AN AGGRESSIVE
                         EQUITY/FIXED-INCOME FUND.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JULY 22, 1994

CLASS INCEPTION:         CLASS A  JULY 22, 1994
                         CLASS B  JULY 22, 1994
                         CLASS C  JULY 22, 1994
                         CLASS I  JANUARY 7, 1997

  SIZE:                  $225.4 MILLION NET ASSETS AS OF AUGUST 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the Fund's investment information, July 22, 1994, through August 31, 1999. Index information is from August 1, 1994.)

                    MFS          S&P        J.P. Morgan                 Lehman
               Global Asset      500        Non-Dollar                 Brothers
                Allocation     Composite    Government       MSCI     Aggregate
              Fund-D Class A     Index      Bond Index    EAFE Index  Bond Index
              --------------     -----      ----------    ----------  ----------
August, 1994     $ 9,735       $10,410       $ 9,945       $10,239     $10,012
August, 1995      10,852        12,643        11,647        10,320      11,144
August, 1996      12,396        15,010        12,658        11,166      11,601
August, 1997      14,338        21,112        12,303        12,211      12,762
August, 1998      14,092        22,821        13,240        12,227      14,110
August, 1999      15,824        31,909        13,920        15,409      14,223

AVERAGE ANNUAL AND CUMULATIVE TOTAL RETURNS THROUGH
AUGUST 31, 1999

CLASS A
                                       1 Year    3 Years    5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +12.29%    +27.65%    +62.55%    +66.13%
--------------------------------------------------------------------------------
Average Annual Total Return           +12.29%    + 8.48%    +10.20%    +10.44%
--------------------------------------------------------------------------------
SEC Results                           + 6.96%    + 6.73%    + 9.14%    + 9.40%
--------------------------------------------------------------------------------

CLASS B
                                       1 Year    3 Years    5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +11.67%    +25.57%    +57.81%    +61.07%
--------------------------------------------------------------------------------
Average Annual Total Return           +11.67%    + 7.89%    + 9.55%    + 9.78%
--------------------------------------------------------------------------------
SEC Results                           + 7.67%    + 7.07%    + 9.27%    + 9.64%
--------------------------------------------------------------------------------

CLASS C
                                       1 Year    3 Years    5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +11.65%    +25.63%    +58.06%    +61.32%
--------------------------------------------------------------------------------
Average Annual Total Return           +11.65%    + 7.90%    + 9.59%    + 9.81%
--------------------------------------------------------------------------------
SEC Results                           +10.65%    + 7.90%    + 9.59%    + 9.81%
--------------------------------------------------------------------------------

CLASS I
                                       1 Year    3 Years    5 Years      Life*
--------------------------------------------------------------------------------
Cumulative Total Return               +12.73%    +29.19%    +64.51%    +68.12%
--------------------------------------------------------------------------------
Average Annual Total Return           +12.73%    + 8.91%    +10.47%    +10.70%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                       1 Year    3 Years    5 Years      Life*
--------------------------------------------------------------------------------
Average global flexible portfolio
  fund+                               +20.73%    +11.91%    +11.30%    +11.78%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
  Index#                              +39.83%    +28.58%    +25.11%    +25.64%
--------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government
  Bond Index#                         + 5.13%    + 3.22%    + 6.96%    + 6.72%
--------------------------------------------------------------------------------
MSCI EAFE Index#                      +26.03%    +11.33%    + 8.52%    + 8.88%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond
  Index#                              + 0.80%    + 7.03%    + 7.27%    + 7.18%
--------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1999. Index information is from
  August 1, 1994.
+ Source: Lipper Analytical Services, Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                   21.4%
UTILITIES & COMMUNICATIONS                   14.5%
FINANCIAL SERVICES                           13.4%
LEISURE                                       8.1%
CONSUMER STAPLES                              7.8%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 1999

Stocks - 60.4%
--------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 28.5%
  Advertising - 0.2%
    Young & Rubicam, Inc.                                                 9,500       $    423,938
--------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    General Dynamics Corp.                                                5,200       $    327,600
    United Technologies Corp.                                             9,100            601,738
                                                                                      ------------

                                                                                      $    929,338
--------------------------------------------------------------------------------------------------
  Biotechnology
    Genentech Inc.*                                                         500       $     82,125
--------------------------------------------------------------------------------------------------
  Broadcasting - 1.0%
    Clear Channel Communications, Inc.*                                  14,092       $    987,321
    Infinity Broadcasting Corp.*                                         45,600          1,234,050
                                                                                      ------------
                                                                                      $  2,221,371
--------------------------------------------------------------------------------------------------
  Business Machines - 0.7%
    Affiliated Computer Services, Inc., "A"*                             15,300       $    654,075
    Kulicke & Soffa Industries, Inc.*                                    13,300            273,481
    Sun Microsystems, Inc.*                                               7,100            564,450
                                                                                      ------------
                                                                                      $  1,492,006
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    DST Systems, Inc.*                                                    7,100            472,150
    EMC Corp.*                                                           11,000            660,000
                                                                                      ------------
                                                                                      $  1,132,150
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.7%
    BMC Software, Inc.*                                                  13,600       $    731,850
    Cadence Design Systems, Inc.*                                        18,500            252,062
    Computer Associates International, Inc.                               8,650            488,725
    Compuware Corp.*                                                     19,400            585,637
    First Data Corp.                                                     15,100            664,400
    Informatica Corp.*                                                      100              5,613
    Intuit, Inc.*                                                         2,200            197,038
    Microsoft Corp.*                                                     33,100          3,063,819
    Oracle Corp.*                                                        45,700          1,668,050
    Policy Management Systems Corp.*                                      3,800            116,138
    Quest Software, Inc.*                                                   150              6,281
    Redback Networks, Inc.*                                                 200             21,500
    Synopsys, Inc.*                                                       7,800            436,312
    VERITAS Software Corp.*                                               1,300             77,025
                                                                                      ------------
                                                                                      $  8,314,450
--------------------------------------------------------------------------------------------------
  Conglomerates - 2.7%
    Corning, Inc.                                                         2,600       $    172,900
    Danaher Corp.                                                         2,800            164,500
    General Electric Co.                                                  8,800            988,350
    Tyco International Ltd.                                              47,720          4,834,632
                                                                                      ------------
                                                                                      $  6,160,382
--------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Cendant Corp.*                                                       36,300       $    651,131
    Clorox Co.                                                            3,800            171,950
    Colgate-Palmolive Co.                                                15,700            839,950
    Gillette Co.                                                         15,500            722,687
    Newell Rubbermaid, Inc.                                              18,400            754,400
    Sodexho Marriott Services, Inc.*                                     17,100            241,538
                                                                                      ------------
                                                                                      $  3,381,656
--------------------------------------------------------------------------------------------------
  Electronics - 2.0%
    Altera Corp.*                                                         9,600       $    404,400
    Analog Devices, Inc.*                                                17,800            916,700
    Flextronics International Ltd.*                                      10,900            639,694
    GlobeSpan, Inc.*                                                        100              6,050
    Intel Corp.                                                          12,700          1,043,781
    Micron Technology, Inc.*                                              7,900            589,044
    Novellus Systems, Inc.*                                               2,900            156,419
    Teradyne, Inc.*                                                       5,800            394,762
    Thomas & Betts Corp.                                                  8,700            391,500
                                                                                      ------------
                                                                                      $  4,542,350
--------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    CBS Corp.*                                                           13,900       $    653,300
    Comcast Corp., "A"                                                   27,500            897,188
    Time Warner, Inc.                                                    23,400          1,387,912
    Univision Communications, Inc., "A"*                                  3,500            258,125
                                                                                      ------------
                                                                                      $  3,196,525
--------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    American Express Co.                                                  3,400       $    467,500
    Associates First Capital Corp., "A"                                  30,100          1,032,806
    Citigroup, Inc.                                                      27,250          1,210,922
    Morgan Stanley Dean Witter & Co.                                      3,500            300,344
    Providian Financial Corp.                                             6,700            520,087
                                                                                      ------------
                                                                                      $  3,531,659
--------------------------------------------------------------------------------------------------
  Financial Services
    Concord EFS, Inc.*                                                    2,300       $     85,388
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Bowater, Inc.                                                         7,700       $    412,912
    Keebler Foods Co.                                                     2,000             59,625
    Kroger Co.*                                                          59,000          1,364,375
    McDonald's Corp.                                                     15,800            653,725
    Quaker Oats Co.                                                       4,000            267,250
    Ralston-Ralston Purina Group                                          5,800            159,500
    Wendy's International, Inc.                                          13,900            389,200
                                                                                      ------------
                                                                                      $  3,306,587
--------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    American International Group, Inc.                                    9,625       $    892,117
    Equitable Cos., Inc.                                                 11,000            679,250
    Lincoln National Corp.                                               10,000            468,750
                                                                                      ------------
                                                                                      $  2,040,117
--------------------------------------------------------------------------------------------------
  Internet - 0.2%
    America Online, Inc.*                                                 1,100       $    100,444
    Ariba, Inc.*                                                            200             27,800
    Frontier Corp.                                                        4,900            205,494
    Rhythms NetConnections, Inc.*                                         1,900             72,675
    USinternetworking, Inc.*                                                200              3,000
    Worldgate Communications, Inc.*                                         100              2,881
                                                                                      ------------
                                                                                      $    412,294
--------------------------------------------------------------------------------------------------
  Leisure - 0.3%
    Galileo International, Inc.                                          15,700       $    761,450
--------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Deere & Co., Inc.                                                     8,100       $    314,888
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.4%
    American Home Products Corp.                                         18,400       $    763,600
    Boston Scientific Corp.*                                              9,600            325,800
    Bristol-Myers Squibb Co.                                             13,300            935,988
    Cardinal Health, Inc.                                                 8,500            541,875
    Guidant Corp.                                                        17,900          1,050,506
    HEALTHSOUTH Corp.*                                                   26,400            216,150
    United Healthcare Corp.                                              24,600          1,495,987
                                                                                      ------------
                                                                                      $  5,329,906
--------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Conoco, Inc., "A"                                                    12,200       $    326,350
    Enron Oil & Gas Co.                                                  14,900            355,738
                                                                                      ------------
                                                                                      $    682,088
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Pharmacia & Upjohn, Inc.                                             12,000       $    627,000
--------------------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Polaroid Corp.                                                        6,500       $    176,313
--------------------------------------------------------------------------------------------------
  Retail - 2.2%
    CVS Corp.                                                            18,700       $    779,556
    Dayton Hudson Corp.                                                  11,600            672,800
    Linens 'n Things, Inc.*                                               4,000            137,000
    Lowe's Cos., Inc.                                                    16,300            737,575
    Office Depot, Inc.*                                                  34,050            355,397
    Rite Aid Corp.                                                       16,700            308,950
    Safeway, Inc.*                                                        7,400            344,563
    TJX Cos., Inc.                                                       20,100            580,387
    Wal-Mart Stores, Inc.                                                22,500            997,031
                                                                                      ------------
                                                                                      $  4,913,259
--------------------------------------------------------------------------------------------------
  Technology - 0.5%
    LSI Logic Corp.*                                                     19,200       $  1,089,600
--------------------------------------------------------------------------------------------------
  Telecommunications - 4.0%
    American Tower Corp., "A"*                                           11,500       $    261,625
    AT&T Corp.*                                                           5,100            163,200
    Century Telephone Enterprises                                         8,475            333,173
    Cisco Systems, Inc.*                                                 38,200          2,590,437
    Cox Communications, Inc.*                                             4,000            148,750
    Global TeleSystems Group, Inc.*                                       2,200             71,088
    Lucent Technologies, Inc.                                            10,800            691,875
    MCI WorldCom, Inc.*                                                  21,000          1,590,750
    Motorola, Inc.                                                        7,300            673,425
    Nortel Networks Corp.                                                17,000            698,063
    Qwest Communications International, Inc.*                            10,000            287,500
    Sprint Corp. (PCS Group)*                                             7,920            473,220
    Tellabs, Inc.*                                                       13,700            816,006
    Winstar Communications, Inc.*                                         6,100            309,956
                                                                                      ------------
                                                                                      $  9,109,068
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $ 64,255,908
--------------------------------------------------------------------------------------------------
Foreign Stocks - 31.9%
  Australia - 0.8%
    QBE Insurance Group Ltd. (Insurance)*                               515,676       $  1,843,562
--------------------------------------------------------------------------------------------------
  Canada - 1.0%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                                          19,400       $    230,375
    Canadian National Railway Co. (Railroads)                            31,800          2,021,287
                                                                                      ------------
                                                                                      $  2,251,662
--------------------------------------------------------------------------------------------------
  Finland - 1.2%
    Helsingin Puhelin Oyj (Telecommunications)                           32,000       $  1,489,452
    Nokia Corp., ADR (Telecommunications)                                 3,600            300,150
    Perlos Corp. (Electronics)*                                           7,200            102,823
    Pohjola Group Insurance Corp. (Insurance)                            17,100            833,914
                                                                                      ------------
                                                                                      $  2,726,339
--------------------------------------------------------------------------------------------------
  France - 3.9%
    Castorama-Dubois Investisse (Retail)                                  5,700       $  1,489,346
    Pernod Ricard Co. (Beverages)                                        18,100          1,390,078
    Television Francaise (Broadcasting)                                   5,900          1,472,950
    Total S.A., "B" (Oils)                                               18,500          2,387,567
    Union des Assurances Federales S.A. (Insurance)                      12,900          1,600,706
    Wavecom S.A., ADR (Electronics)*                                     26,800            415,400
                                                                                      ------------
                                                                                      $  8,756,047
--------------------------------------------------------------------------------------------------
  Germany - 2.9%
    Henkel KGaA, Preferred (Chemicals)                                   23,100       $  1,673,888
    Mannesmann AG (Conglomerate)                                         25,900          3,978,234
    Wella AG (Consumer Goods and Services)*                              31,330            894,845
                                                                                      ------------
                                                                                      $  6,546,967
--------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               53,588       $  1,112,073
--------------------------------------------------------------------------------------------------
  Ireland - 0.2%
    Bank of Ireland (Banks and Credit Cos.)*                             40,900       $    370,790
--------------------------------------------------------------------------------------------------
  Italy - 0.9%
    Telecom Italia Mobile S.P.A. (Telecommunications)                    57,600       $    335,736
    Telecom Italia Mobile S.P.A., Saving Shares
      (Telecommunications)                                              518,800          1,800,105
                                                                                      ------------
                                                                                      $  2,135,841
--------------------------------------------------------------------------------------------------
  Japan - 4.6%
    Canon, Inc. (Office Equipment)                                       61,000       $  1,785,338
    Fujitsu Ltd. (Computer Hardware - Systems)                           28,000            822,060
    Hitachi (Electronics)                                               197,000          2,001,802
    Mitsubishi Motor (Automotive)                                        30,000            163,260
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                   55            915,535
    NTT Mobile Communications Network, Inc. - New Shares
      (Telecommunications)*                                                 196          3,244,707
    Olympus Optical Co. (Conglomerate)                                   30,000            447,524
    Takeda Chemical Industries Co. (Pharmaceuticals)                     20,000          1,006,082
                                                                                      ------------
                                                                                      $ 10,386,308
--------------------------------------------------------------------------------------------------
  Netherlands - 3.1%
    Akzo Nobel N.V. (Chemicals)                                          27,700       $  1,290,772
    Benckiser N.V., "B" (Consumer Goods and Services)                    35,998          2,201,051
    ING Groep N.V. (Finance)*                                            36,133          1,983,788
    Libertel N.V. (Telecommunications)*                                  12,300            234,208
    Wolters Kluwer N.V. (Publishing)*                                    32,400          1,206,457
                                                                                      ------------
                                                                                      $  6,916,276
--------------------------------------------------------------------------------------------------
  Norway - 0.5%
    Storebrand ASA (Insurance)                                          164,300       $  1,090,788
--------------------------------------------------------------------------------------------------

  Portugal - 0.9%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)               77,000       $  1,427,081
    Telecel - Comunicacoes Pessoais S.A. (Telecommunications)             5,600            723,908
                                                                                      ------------
                                                                                      $  2,150,989
--------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    Development Bank of Singapore (Banks and Credit Cos.)                48,846       $    559,981
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                     93,000            486,130
                                                                                      ------------
                                                                                      $  1,046,111
--------------------------------------------------------------------------------------------------
  Spain - 0.5%
    Repsol S.A. (Oils)                                                   54,100       $  1,130,858
--------------------------------------------------------------------------------------------------
  Sweden - 1.3%
    Ericsson LM, ADR (Telecommunications)                                17,600       $    573,100
    Saab AB, "B" (Aerospace)                                            295,000          2,311,126
                                                                                      ------------
                                                                                      $  2,884,226
--------------------------------------------------------------------------------------------------
  Switzerland - 2.0%
    Barry Callebaut AG (Food and Beverage Products)                       2,180       $    374,694
    Nestle S.A. (Food and Beverage Products)                                550          1,087,129
    Novartis AG (Medical and Health Products)                               435            626,892
    UBS AG (Banks and Credit Cos.)                                        8,900          2,515,205
                                                                                      ------------
                                                                                      $  4,603,920
--------------------------------------------------------------------------------------------------
  United Kingdom - 7.1%
    AstraZeneca Group PLC (Medical and Health Products)                  55,344       $  2,171,275
    BP Amoco PLC (Oils)*                                                 85,718          1,590,024
    British Aerospace (Aerospace)*                                      376,533          2,747,151
    British Telecommunications PLC (Telecommunications)*                118,100          1,808,794
    Cable & Wireless Communications PLC (Telecommunications)            313,000          3,268,070
    Freeserve Ordinary PLC (Computer Software - Systems)*                11,425             33,453
    Next PLC (Retail)                                                   174,000          2,001,509
    Orange PLC (Telecommunications)                                      46,700            788,500
    Reuters Group PLC (Business Services)                                20,900            307,155
    Tomkins PLC (Conglomerate)                                          284,000          1,238,197
                                                                                      ------------
                                                                                      $ 15,954,128
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $ 71,906,885
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $115,819,180)                                          $136,162,793
--------------------------------------------------------------------------------------------------

Bonds - 38.9%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 21.4%
  Containers - 0.4%
    Gaylord Container Corp., 9.75s, 2007                        $           175       $    162,750
    Silgan Holdings, Inc., 9s, 2009                                         900            855,000
                                                                                      ------------
                                                                                      $  1,017,750
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Borden, Inc., 9.25s, 2019#                                  $         2,000       $  1,850,920
--------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Hollinger International Publishing, Inc., 9.25s, 2007       $           650       $    650,000
--------------------------------------------------------------------------------------------------
  Retail - 0.1%
    Musicland Group, Inc., 9.875s, 2008                         $           250       $    235,000
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    NEXTEL Communications, Inc., 0s to 2002, 9.75s to
      2007                                                      $           425       $    297,500
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                     900            369,000
    Western Wireless Corp., 10.5s, 2007                                     750            806,250
                                                                                      ------------
                                                                                      $  1,472,750
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 19.1%
    U.S. Treasury Notes, 5.5s, 2008                             $        20,000       $ 19,190,600
    U.S. Treasury Notes, 5.625s, 2008#                                   24,699         23,838,487
                                                                                      ------------
                                                                                      $ 43,029,087
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $ 48,255,507
--------------------------------------------------------------------------------------------------
Foreign Bonds - 17.5%
  Argentina - 0.2%
    Republic of Argentina, 5.938s, 2005                         $           563       $    479,659
--------------------------------------------------------------------------------------------------
  Belgium - 0.3%
    Esi Tractebel Acquisition Corp., 7.99s, 2011 (Energy
      Conglomerate)                                               EUR       700       $    682,500
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 6.5s, 2024                   $         1,000       $    670,000
--------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Federal Republic of Germany, 4.5s, 2009                       EUR     4,571       $  4,671,026
--------------------------------------------------------------------------------------------------
  Greece - 3.4%
    Hellenic Republic, 8.7s, 2005                                 GRD 2,136,000       $  7,539,027
--------------------------------------------------------------------------------------------------
  Mexico - 0.6%
    United Mexican States, 11.5s, 2026                          $           650       $    706,095
    United Mexican States, 10.375s, 2009                                    720            729,000
                                                                                      ------------
                                                                                      $  1,435,095
--------------------------------------------------------------------------------------------------
  Philippines - 0.4%
    Republic of Philippines, 9.875s, 2019                       $         1,000       $    941,300
--------------------------------------------------------------------------------------------------
  Poland - 0.3%
    Netia Holdings B.V., 10.25s, 2007 (Telecommunications)      $           810       $    696,600
--------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Republic of Korea, 8.875s, 2008                             $           465       $    475,509
--------------------------------------------------------------------------------------------------
  Sweden - 2.2%
    Kingdom of Sweden, 6s, 2005                                   SEK    39,500       $  4,959,930
--------------------------------------------------------------------------------------------------
  United Kingdom - 7.5%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                        DEM     1,000       $    541,140
    Telewest PLC, 9.625s, 2006 (Media)                          $           550            555,500
    U.K. Treasury, 7.25s, 2007                                    GBP     8,849         15,866,332
                                                                                      ------------
                                                                                      $ 16,962,972
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 39,513,618
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $90,363,873)                                            $ 87,769,125
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Student Loan Marketing Assn., due 9/01/99,
      at Amortized Cost                                         $           315       $    315,000
--------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 2.5%
--------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio
      (Identified Cost, $5,767,565)                                   5,767,565       $  5,767,565
--------------------------------------------------------------------------------------------------

Call Options Purchased - 0.2%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Japanese Yen/January/105                                      JPY 1,718,340       $    362,570
    Swedish Kronor/October/13.65                                  SEK   100,279            153,627
--------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $270,884)                                $    516,197
--------------------------------------------------------------------------------------------------
Put Options Purchased
--------------------------------------------------------------------------------------------------
    Japanese Yen/September/120                                    JPY 2,547,965       $          0
    Japanese Yen/September/117.6                                      1,253,963             26,333
    Japanese Yen/September/125                                        1,576,055                  0
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $351,843)                                 $     26,333
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $212,888,345)                                     $230,557,013
--------------------------------------------------------------------------------------------------

Call Options Written - (0.8)%
--------------------------------------------------------------------------------------------------
    Australian Dollars/October/0.64                               AUD     9,775       $   (151,158)
    Australian Dollars/November/0.62                              AUD    13,176            (94,406)
    Australian Dollars/April/0.625                                AUD    13,493           (240,071)
    Euro/October/1.045                                            EUR    22,145           (168,239)
    Japanese Yen/September/118                                    JPY 1,487,796         (1,044,433)
    Japanese Yen/November/108                                     JPY 1,148,452           (223,948)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $803,778)                              $ (1,922,255)
--------------------------------------------------------------------------------------------------
Put Options Written
--------------------------------------------------------------------------------------------------
    Australian Dollar/October/0.68
Total Put Options Written (Premiums Received, $80,953)            AUD    10,386       $     (6,304)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.4)%                                                 (3,228,094)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $225,400,360
--------------------------------------------------------------------------------------------------
* Non-income producing security.
# Security segregated as collateral for open futures contract.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD   = Australian Dollars              GBP   = British Pounds
CAD   = Canadian Dollars                GRD   = Greek Drachma
CHF   = Swiss Francs                    HKD   = Hong Kong Dollars
DEM   = Deutsche Marks                  JPY   = Japanese Yen
DKK   = Danish Kroner                   NZD   = New Zealand Dollars
EUR   = Euro                            SEK   = Swedish Kronor

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------
AUGUST 31, 1999
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $212,888,345)                        $230,557,013
  Cash                                                                                2,573
  Net receivable for forward foreign currency exchange contracts to
    purchase                                                                      1,733,636
  Net receivable for forward foreign currency exchange contracts subject
    to master netting agreements                                                    193,100
  Receivable for daily variation margin on open futures contracts                   420,632
  Receivable for Fund shares sold                                                    37,867
  Receivable for investments sold                                                   893,301
  Interest and dividends receivable                                               1,672,985
  Other assets                                                                        2,160
                                                                               ------------
      Total assets                                                             $235,513,267
                                                                               ------------
Liabilities:
  Payable for foreign currency, at value (identified cost, $157)                     $  153
  Net payable for forward foreign currency exchange contracts to sell               372,522
  Payable for Fund shares reacquired                                                890,156
  Payable for investments purchased                                                 836,862
  Collateral for securities loaned, at value                                      5,767,565
  Written options outstanding, at value (premiums received, $884,731)             1,928,559
  Payable to affiliates -
    Management fee                                                                   11,146
    Distribution and service fee                                                    181,157
    Administrative fee                                                                  284
  Accrued expenses and other liabilities                                            124,503
                                                                               ------------
      Total liabilities                                                        $ 10,112,907
                                                                               ------------
Net assets                                                                     $225,400,360
                                                                               ============
Net assets consist of:
  Paid-in capital                                                              $213,820,732
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                            16,704,172
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                 (9,373,451)
  Accumulated undistributed net investment income                                 4,248,907
                                                                               ------------
      Total                                                                    $225,400,360
                                                                               ============
Shares of beneficial interest outstanding                                       13,556,910
                                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $79,908,236 / 4,793,415 shares of beneficial interest
     outstanding)                                                                 $16.67
                                                                                  ======
  Offering price per share (100 / 95.25 of net asset value per share)             $17.50
                                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $121,008,696 / 7,287,941 shares of beneficial interest
     outstanding)                                                                 $16.60
                                                                                  ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $24,437,952 / 1,472,819 shares of beneficial interest
     outstanding)                                                                 $16.59
                                                                                  ======
Class I shares:
  Net asset value per share
    (net assets of $45,476 / 2,735 shares of beneficial interest
     outstanding)                                                                 $16.63
                                                                                  ======

On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.


FINANCIAL STATEMENTS -- continued

Statement of Operations
-------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1999
-------------------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                                    $ 8,267,067
    Dividends                                                                     2,125,491
    Foreign taxes withheld                                                         (257,906)
                                                                                -----------
      Total investment income                                                   $10,134,652
                                                                                -----------
  Expenses -
    Management fee                                                              $ 1,585,954
    Trustees' compensation                                                           29,679
    Shareholder servicing agent fee                                                 284,460
    Distribution and service fee (Class A)                                          467,697
    Distribution and service fee (Class B)                                        1,382,905
    Distribution and service fee (Class C)                                          324,545
    Administrative fee                                                               32,981
    Custodian fee                                                                   176,539
    Printing                                                                         50,952
    Postage                                                                          53,011
    Auditing fees                                                                    37,834
    Legal fees                                                                        5,931
    Amortization of organization expenses                                             8,236
    Miscellaneous                                                                   223,473
                                                                                -----------
      Total expenses                                                            $ 4,664,197
    Fees paid indirectly                                                            (21,510)
                                                                                -----------
      Net expenses                                                              $ 4,642,687
                                                                                -----------
        Net investment income                                                   $ 5,491,965
                                                                                -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                     $(5,812,992)
    Written option transactions                                                   4,111,152
    Futures contracts                                                            (2,212,774)
    Swap transactions                                                               (30,250)
    Foreign currency transactions                                                 5,471,887
                                                                                -----------
      Net realized gain on investments and foreign currency transactions        $ 1,527,023
                                                                                -----------
  Change in unrealized appreciation (depreciation)  -
    Investments                                                                 $32,145,399
    Written options                                                              (1,089,759)
    Futures                                                                      (6,344,273)
    Swaps                                                                          (472,469)
    Translation of assets and liabilities in foreign currencies                     843,550
                                                                                -----------
      Net unrealized gain on investments and foreign currency translation       $25,082,448
                                                                                -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                              $26,609,471
                                                                                -----------
          Increase in net assets from operations                                $32,101,436
                                                                                ===========
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                    1999                       1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  5,491,965               $  7,474,543
  Net realized gain on investments and foreign currency
    transactions                                                    1,527,023                 19,047,077
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           25,082,448                (29,254,502)
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $ 32,101,436               $ (2,732,882)
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (3,664,797)              $ (4,262,705)
  From net investment income (Class B)                             (4,776,210)                (5,657,934)
  From net investment income (Class C)                             (1,137,215)                (1,631,022)
  From net investment income (Class I)                                 (1,772)                    (1,557)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (5,161,038)                (8,352,846)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (7,990,161)               (12,932,341)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (2,008,247)                (3,894,361)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (2,125)                    (2,636)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(24,741,565)              $(36,735,402)
                                                                 ------------               ------------
Net decrease in net assets from Fund share transactions          $(64,131,777)              $(15,290,427)
                                                                 ------------               ------------
      Total decrease in net assets                               $(56,771,906)              $(54,758,711)
Net assets:
  At beginning of period                                          282,172,266                336,930,977
                                                                 ------------               ------------

At end of period (including accumulated undistributed net
investment income of $4,248,907 and $3,063,223
respectively)                                                    $225,400,360               $282,172,266
                                                                 ============               ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               1999             1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $16.36           $18.75           $17.68           $16.63           $15.33
                                                  ------           ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                        $ 0.40           $ 0.47           $ 0.46           $ 0.43           $ 0.55
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    1.51            (0.69)            2.19             1.85             1.17
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $ 1.91           $(0.22)          $ 2.65           $ 2.28           $ 1.72
                                                  ------           ------           ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                      $(0.66)          $(0.72)          $(0.40)          $(0.49)          $(0.37)
  From net realized gain on investments
    and foreign currency transactions              (0.94)           (1.45)           (1.18)           (0.74)           (0.05)
                                                  ------           ------           ------           ------           ------

      Total distributions declared to
        shareholders                              $(1.60)          $(2.17)          $(1.58)          $(1.23)          $(0.42)
                                                  ------           ------           ------           ------           ------
Net asset value - end of period                   $16.67           $16.36           $18.75           $17.68           $16.63
                                                  ======           ======           ======           ======           ======
Total return(+)                                    12.29%           (1.72)%          15.67%           14.23%           11.48%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.44%            1.44%            1.43%            1.48%            1.47%
  Net investment income                             2.38%            2.57%            2.51%            2.45%            3.49%
Portfolio turnover                                   184%             127%             128%             202%             118%
Net assets at end of period (000 omitted)         $79,908          $97,007         $111,959          $86,457          $58,663

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income                              --               --            $ 0.45           $ 0.42           $ 0.52
  Ratios (to average net assets):
    Expenses##                                       --               --              1.46%            1.53%            1.67%
    Net investment income                            --               --              2.48%            2.40%            3.29%

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                               1999             1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $16.31           $18.70           $17.63           $16.58           $15.31
                                                  ------           ------           ------           ------           ------

Income from investment operations# -
  Net investment income                           $ 0.32           $ 0.38           $ 0.36           $ 0.32           $ 0.43
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    1.48            (0.69)            2.19             1.85             1.17
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $ 1.80           $(0.31)          $ 2.55           $ 2.17           $ 1.60
                                                  ------           ------           ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                      $(0.57)          $(0.63)          $(0.30)          $(0.38)          $(0.28)
  In excess of net investment income                 --               --               --             (0.74)           (0.05)
  From net realized gain on investments
    and foreign currency transactions              (0.94)           (1.45)           (1.18)            --               --
                                                  ------           ------           ------           ------           ------

      Total distributions declared to
        shareholders                              $(1.51)          $(2.08)          $(1.48)          $(1.12)          $(0.33)
                                                  ------           ------           ------           ------           ------
Net asset value - end of period                   $16.60           $16.31           $18.70           $17.63           $16.58
                                                  ======           ======           ======           ======           ======
Total return                                       11.67%           (2.23)%          15.01%           13.58%           10.65%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.94%            1.94%            1.98%            2.10%            2.24%
  Net investment income                             1.91%            2.06%            1.96%            1.83%            2.75%
Portfolio turnover                                   184%             127%             128%             202%             118%
Net assets at end of period (000 omitted)        $121,009         $147,882         $166,865         $124,399          $83,601

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                1999              1998               1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $16.29            $18.67             $17.62          $16.58          $15.31
                                                   ------            ------             ------          ------          ------

Income from investment operations# -
  Net investment income                            $ 0.32            $ 0.38             $ 0.36          $ 0.33          $ 0.46
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                     1.49             (0.70)              2.18            1.85            1.16
                                                   ------            ------             ------          ------          ------
      Total from investment operations             $ 1.81            $(0.32)            $ 2.54          $ 2.18          $ 1.62
                                                   ------            ------             ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                       $(0.57)           $(0.61)            $(0.31)         $(0.40)         $(0.30)
  From net realized gain on investments
    and foreign currency transactions               (0.94)            (1.45)             (1.18)          (0.74)          (0.05)
                                                   ------            ------             ------          ------          ------

      Total distributions declared to
        shareholders                               $(1.51)           $(2.06)            $(1.49)         $(1.14)         $(0.35)
                                                   ------            ------             ------          ------          ------
Net asset value - end of period                    $16.59            $16.29             $18.67          $17.62          $16.58
                                                   ======            ======             ======          ======          ======
Total return                                        11.65%            (2.21)%            15.06%          13.62%          10.72%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                         1.94%             1.94%              1.96%           2.03%           2.18%
  Net investment income                              1.93%             2.06%              2.00%           1.89%           2.91%
Portfolio turnover                                    184%              127%               128%            202%            118%
Net assets at end of period (000 omitted)          $24,438           $37,248            $58,074         $33,283         $19,325

 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                               1999               1998              1997*
----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $16.34             $18.74             $17.56
                                                                  ------             ------             ------

Income from investment operations# -
  Net investment income                                           $ 0.48             $ 0.57             $ 0.28
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                               1.50              (0.70)              1.16
                                                                  ------             ------             ------
      Total from investment operations                            $ 1.98             $(0.13)            $ 1.44
                                                                  ------             ------             ------

Less distributions declared to shareholders -
  From net investment income                                      $(0.75)            $(0.82)            $(0.26)
  From net realized gain on investments and foreign
    currency transactions                                          (0.94)             (1.45)              --
                                                                  ------             ------             ------
      Total distributions declared to shareholders                $(1.69)            $(2.27)            $(0.26)
                                                                  ------             ------             ------
Net asset value - end of period                                   $16.63             $16.34             $18.74
                                                                  ======             ======             ======
Total return                                                       12.73%             (1.21)%             8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                        0.94%              0.94%              0.97%+
  Net investment income                                             2.84%              3.07%              3.43%+
Portfolio turnover                                                   184%               127%               128%
Net assets at end of period (000 omitted)                            $45                $35                $34

 * For the period from the commencement of the Fund's offering of Class I shares, January 7, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates, exchange rates, or securities prices. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates, exchange rates, or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At August 31, 1999, the value of securities loaned was $5,590,711. These loans were collateralized by cash of $5,767,565. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized loss. During the year ended August 31, 1999, $5,273,713 was reclassified from accumulated net realized gain on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 1999, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and currency transactions. At August 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,012,942 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,780 for the year ended August 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $19,024 for the year ended August 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $31,066 for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $31,149 and $30,697 for Class B and Class C shares, respectively, for the year ended August 31, 1999. Fees incurred under the distribution plan during the year ended August 31, 1999, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1999, were $1,443, $372,484, and $8,015 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                     $  130,953,580  $  102,133,229
                                               --------------  --------------
Investments (non-U.S. government securities)   $  308,651,957  $  401,195,515
                                               --------------  --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $  213,691,070
                                                               --------------
Gross unrealized appreciation                                  $   25,859,730
Gross unrealized depreciation                                      (8,993,787)
                                                               --------------
    Net unrealized appreciation                                $   16,865,943
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                    YEAR ENDED AUGUST 31, 1999        YEAR ENDED AUGUST 31, 1998
                                ------------------------------    ------------------------------
                                      SHARES            AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        16,688,497    $ 279,541,657        5,609,590    $ 103,919,937
Shares issued to shareholders
  in reinvestment of
  distributions                       491,452        8,020,670          663,135       11,483,111
Shares reacquired                 (18,317,745)    (308,025,633)      (6,312,593)    (117,203,453)
                                -------------    -------------    -------------    -------------
    Net decrease                   (1,137,796)   $ (20,463,306)         (39,868)   $  (1,800,405)
                                =============    =============    =============    =============

Class B Shares
                                    YEAR ENDED AUGUST 31, 1999        YEAR ENDED AUGUST 31, 1998
                                ------------------------------    ------------------------------
                                      SHARES            AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           700,045    $  11,627,770        1,697,015    $  31,460,117
Shares issued to shareholders
  in reinvestment of
  distributions                       677,063       11,008,381          919,190       15,824,754
Shares reacquired                  (3,157,596)     (52,665,663)      (2,472,223)     (45,203,383)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)        (1,780,488)   $ (30,029,512)         143,982    $   2,081,488
                                =============    =============    =============    =============

Class C Shares
                                    YEAR ENDED AUGUST 31, 1999        YEAR ENDED AUGUST 31, 1998
                                ------------------------------    ------------------------------
                                      SHARES            AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                           300,463    $   4,987,004          574,075    $  10,640,951
Shares issued to shareholders
  in reinvestment of
  distributions                       137,612        2,237,218          220,230        3,793,114
Shares reacquired                  (1,251,546)     (20,872,773)      (1,618,988)     (30,011,782)
                                -------------    -------------    -------------    -------------
    Net decrease                     (813,471)   $ (13,648,551)        (824,683)   $ (15,577,717)
                                =============    =============    =============    =============

Class I Shares
                                    YEAR ENDED AUGUST 31, 1999        YEAR ENDED AUGUST 31, 1998
                                ------------------------------    ------------------------------
                                      SHARES            AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                               396    $       6,605              107    $       2,021
Shares issued to shareholders
  in reinvestment of
  distributions                           239            3,891              241            4,186
Shares reacquired                         (53)            (904)            --               --
                                -------------    -------------    -------------    -------------
    Net increase                          582    $       9,592              348    $       6,207
                                =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1999, was $1,921. The Fund had no borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                             1999 CALLS                            1999 PUTS
                                -----------------------------------   -----------------------------------
                                        PRINCIPAL                             PRINCIPAL
                                          AMOUNTS                               AMOUNTS
                                     OF CONTRACTS                          OF CONTRACTS
                                    (000 OMITTED)          PREMIUMS       (000 OMITTED)          PREMIUMS
-----------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Hong Kong Dollars                         --            $   --                 72,600         $ 273,056
  Japanese Yen                          5,750,160           427,825           6,310,348           107,648
Options written -
  Australian Dollars                       77,010           820,730              45,776           374,606
  British Pounds                           47,554           205,486              20,100            62,335
  Canadian Dollars                         68,410           280,301              18,102            28,840
  Deutsche Marks/British Pounds            24,993           119,966              26,647           140,001
  Euro                                     35,334           288,824              23,334           145,077
  Euro/British Pounds                       8,857           102,506               8,519            47,035
  Hong Kong Dollars                         --                --                 72,763           206,732
  Japanese Yen                         18,187,356         1,712,771           3,033,770           211,016
  Japanese Yen/Euro                     1,201,022           143,770               --                --
  South African Rand                        --                --                 41,112            79,183
  Swedish Kroner/British Pounds           117,554           170,426               --                --
Options terminated in closing transactions -
  Australian Dollars                      (25,733)         (349,332)            (30,050)         (251,810)
  British Pounds                           (8,298)          (63,792)              --                --
  Canadian Dollar                         (30,141)         (124,029)            (18,102)          (28,840)
  Deutsche Marks/British Pounds           (24,993)         (119,966)                (53)          (20,035)
  Euro                                      --                --                (23,334)         (145,077)
  Euro/British Pounds                      (8,857)         (102,506)             (8,519)          (47,035)
  Japanese Yen                         (4,690,800)         (595,260)         (7,675,768)         (190,119)
  Japanese Yen/Euro                    (1,201,022)         (143,770)              --                --
Options exercised -
  Australian Dollars                       (5,069)          (66,159)              --                --
  Japanese Yen                         (8,552,096)         (602,842)              --                --
Options expired -
  Australian Dollars                       (9,764)          (56,443)             (5,340)          (41,843)
  British Pounds                          (39,256)         (141,694)            (20,100)          (62,335)
  Canadian Dollar                         (38,269)         (156,272)              --                --
  Deutsche Marks/British Pounds             --                --                (26,594)         (119,966)
  Euro                                    (13,189)          (79,025)              --                --
  Hong Kong Dollars                         --                --               (145,363)         (479,788)
  Japanese Yen                         (8,058,372)         (697,311)         (1,668,350)         (128,545)
  South African Rand                        --                --                (41,112)          (79,183)
  Swedish Kroner/British Pounds          (117,554)         (170,426)              --                --
                                                         ----------                             ---------
OUTSTANDING, END OF PERIOD                               $  803,778                             $  80,953
                                                         ==========                             =========

OPTIONS OUTSTANDING AT END OF PERIOD
  CONSIST OF:

  Australian Dollars                       36,444           348,796              10,386            80,953
  Euro                                     22,145           209,799               --                --
  Japanese Yen                          2,636,248           245,183               --                --
                                                         ----------                             ---------
OUTSTANDING, END OF PERIOD                               $  803,778                             $  80,953
                                                         ==========                             =========

Certain options denominated in foreign currencies have been redenominated in accordance with the Euro conversion.

At August 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales            9/16/99  AUD         14,798,210       $  9,636,150      $  9,449,545         $   186,605
                 9/16/99  CAD          4,492,334          3,076,941         3,003,901              73,040
                 9/16/99  CHF         13,270,951          8,701,692         8,791,019             (89,327)
                 9/16/99  DKK         54,505,528          7,749,969         7,756,593              (6,624)
                 9/16/99  EUR         14,196,241         15,007,747        15,036,544             (28,797)
                 9/16/99  GBP          3,022,214          4,824,632         4,862,980             (38,348)
                 4/17/00  HKD        194,292,123         24,788,731        24,813,053             (24,322)
                 9/16/99  JPY        715,575,281          6,116,028         6,560,777            (444,749)
                                                       ------------     -------------         -----------
                                                       $ 79,901,890     $  80,274,412         $  (372,522)
                                                       ============     =============         ===========
Purchases        9/16/99  AUD          4,083,204       $  2,704,714      $  2,607,370         $   (97,344)
                 9/16/99  DKK         53,296,307          7,353,649         7,584,511             230,862
                 9/16/99  EUR         19,935,428         20,818,079        21,115,445             297,366
                 9/16/99  GBP         10,586,907         16,514,939        17,035,166             520,227
                 9/16/99  JPY      2,430,020,727         21,571,317        22,279,731             708,414
                 9/16/99  NZD            256,514            137,363           132,683              (4,680)
                 9/16/99  SEK         21,104,610          2,487,490         2,566,281              78,791
                                                       ------------     -------------         -----------
                                                       $ 71,587,551     $  73,321,187         $ 1,733,636
                                                       ============     =============         ===========

At August 31, 1999, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $294,547 with Deutsche Bank and $836,368 with C.S. First Boston and a net receivable of $1,324,015 with Merrill Lynch.

At August 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                    UNREALIZED
                                                                  APPRECIATION
DESCRIPTION                 EXPIRATION    CONTRACTS     POSITION (DEPRECIATION)
--------------------------------------------------------------------------------
CAC Index               September 1999          312         Long  $(1,027,067)
DAX Index               September 1999           32         Long     (177,845)
FTSE Index              September 1999          142         Long      517,152
Nikkei Index            September 1999          216        Short      362,242
S&P 500 Index           September 1999            9        Short        9,107
S&P Barra Growth Index  September 1999           67         Long     (595,128)
S&P Barra Value Index   September 1999           79        Short     (472,618)
Japanese Government
Bonds                       March 2000           17         Long      (90,747)
                                                                  -----------
                                                                  $(1,474,904)
                                                                  ===========

At August 31, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS Global Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Asset Allocation Fund (the Fund), including the schedule of portfolio investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Asset Allocation Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                       ERNST & YOUNG LLP

Boston, Massachusetts
October 9, 1999

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $14,310,339 AS A CAPITAL GAIN DIVIDEND.

FOR THE YEAR ENDED AUGUST 31, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 2.33%.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third- party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) GLOBAL ASSET ALLOCATION FUND

TRUSTEES                                            ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor;              Mark E. Bradley*
Former Chairman and Director (until 1991),          Ellen Moynihan*
MFS Investment Management                           James O. Yost*


Marshall N. Cohan - Private Investor                SECRETARY
                                                    Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School        ASSISTANT SECRETARY
                                                    James R. Bordewick, Jr.*
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;             CUSTODIAN
Chairman, Colonial Insurance Company, Ltd.          State Street Bank and Trust Company

Abby M. O'Neill - Private Investor                  AUDITORS
                                                    Ernst & Young LLP
Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc.; President,                INVESTOR INFORMATION
Benchmark Consulting Group, Inc.                    For MFS stock and bond market outlooks,
                                                    call toll free: 1-800-637-4458 anytime
Arnold D. Scott* - Senior Executive                 from a touch-tone telephone.
Vice President, Director, and Secretary,
MFS Investment Management                           For information on MFS mutual funds, call
                                                    your financial consultant or, for an
Jeffrey L. Shames* - Chairman, Chief                information kit, call toll free:
Executive Officer, and Director,                    1-800-637-2929 any business day from
MFS Investment Management                           9 a.m. to 5 p.m. Eastern time (or
                                                    leave a message anytime).
J. Dale Sherratt - President, Insight
Resources, Inc.; Managing General Partner,          INVESTOR SERVICE
Wellfleet Investments; Chief Executive              MFS Service Center, Inc.
Officer, Cambridge Nutraceuticals                   P.O. Box 2281
                                                    Boston, MA 02107-9906

Ward Smith - Former Chairman (until 1994),          For general information, call toll free:
NACCO Industries                                    1-800-225-2606 any business day from
                                                    8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company            For service to speech- or hearing-impaired,
500 Boylston Street                                 call toll free: 1-800-637-6576 any business
Boston, MA 02116-3741                               day from 9 a.m. to 5 p.m. Eastern time. (To
                                                    use this service, your phone must be equipped
DISTRIBUTOR                                         with a Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                 For share prices, account balances, and
Boston, MA 02116-3741                               exchanges, call toll free: 1-800-MFS-TALK
                                                    (1-800-637-8255) anytime from a touch-tone
PORTFOLIO MANAGER                                   telephone.
Joseph C. Flaherty, Jr.*
                                                    WORLD WIDE WEB
TREASURER                                           www.mfs.com
W. Thomas London*

*Affiliated with the Investment Adviser

                                                                    ------------
MFS(R) GLOBAL ASSET ALLOCATION FUND                                   BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                             MWA-2  10/99  30M  88/288/388/888